Long-Term Loans	12 Months Ended
Dec. 31, 2024
Long-Term Loans [Abstract]
LONG-TERM LOANS
12.	LONG-TERM LOANS

In November 2024, the Company, through a wholly-owned subsidiary, entered into Master Loan and Pledge Agreements (the “Agreements”) with an institution (the “Lender”). Pursuant to the Agreements, the Lender will provide loans in tranches, which is denominated in U.S. Dollar with a term of 18 months, maturing in May and June of 2026, and a fixed interest rate of 6.5% per annum. The Agreements also require the Company to transfer certain amounts of its BTC to the Lender as collateral (see Note 5), with the loan amount being 70% of the then-current fair market value (the “Loan-to-Value Ratio”) of the pledged BTC. If the fair market value of BTC falls, leading to the Loan-to-Value Ratio below 80%, the Company is required to add additional collateral. The loans were paid in USDT. The repayment of the loan principal may be made in U.S. Dollar by default or in digital assets. In the event that the Company wishes to repay the loan balance to Lender in digital assets, the Company shall repay such amount of digital assets which, if converted into U.S. Dollar using the spot rate at the time of such repayment, would be no less than the amount Lender would receive in U.S. Dollar. The balance of long-term loans outstanding as of December 31, 2024 and 2023 was $35.0 million and Nil, respectively.